Exhibit 99.2

Segment Information

The following tables recast the quarterly segment information for the three months ended March 31, 2024 and 2023, the three and six months ended June 30, 2023, and the three and nine months ended September 30, 2023:

	Gathering	Processing and Storage	Terminaling and Export	Total Reportable Segments	Interest and Other	Consolidated
(in millions)
For the Three Months Ended March 31, 2024
Revenues and other income	$188.1	$139.1	$28.4	$355.6	$-	$355.6
Operating and maintenance expenses (exclusive of depreciation shown separately below)	46.3	25.2	6.6	78.1	-	78.1
Depreciation expense	30.8	14.7	4.3	49.8	-	49.8
General and administrative expenses	2.1	1.2	0.2	3.5	2.2	5.7
Income from equity investments	-	2.7	-	2.7	-	2.7
Interest expense, net	-	-	-	-	48.5	48.5
Income tax expense	-	-	-	-	14.3	14.3
Adjusted EBITDA	139.7	115.4	21.6	276.7
Capital expenditures	31.7	3.4	0.1	35.2

	Gathering	Processing and Storage	Terminaling and Export	Total Reportable Segments	Interest and Other	Consolidated
(in millions)
For the Three Months Ended March 31, 2023
Revenues and other income	$164.7	$114.4	$25.9	$305.0	$-	$305.0
Operating and maintenance expenses (exclusive of depreciation shown separately below)	38.4	20.2	3.9	62.5	-	62.5
Depreciation expense	28.8	14.5	4.1	47.4	-	47.4
General and administrative expenses	2.4	1.2	0.3	3.9	2.5	6.4
Income from equity investments	-	1.6	-	1.6	-	1.6
Interest expense, net	-	-	-	-	41.6	41.6
Income tax expense	-	-	-	-	6.5	6.5
Adjusted EBITDA	123.9	94.6	21.7	240.2
Capital expenditures	49.4	0.9	7.0	57.3

	Gathering	Processing and Storage	Terminaling and Export	Total Reportable Segments	Interest and Other	Consolidated
(in millions)
For the Three Months Ended June 30, 2023
Revenues and other income	$174.5	$122.8	$26.7	$324.0	$-	$324.0
Operating and maintenance expenses (exclusive of depreciation shown separately below)	43.8	23.8	5.5	73.1	-	73.1
Depreciation expense	28.2	14.5	4.3	47.0	-	47.0
General and administrative expenses	2.5	1.1	0.2	3.8	2.0	5.8
Income from equity investments	-	1.7	-	1.7	-	1.7
Interest expense, net	-	-	-	-	43.8	43.8
Income tax expense	-	-	-	-	8.1	8.1
Adjusted EBITDA	128.2	99.6	21.0	248.8
Capital expenditures	46.4	2.7	3.0	52.1

	Gathering	Processing and Storage	Terminaling and Export	Total Reportable Segments	Interest and Other	Consolidated
(in millions)
For the Six Months Ended June 30, 2023
Revenues and other income	$339.2	$237.2	$52.6	$629.0	$-	$629.0
Operating and maintenance expenses (exclusive of depreciation shown separately below)	82.2	44.0	9.4	135.6	-	135.6
Depreciation expense	57.0	29.0	8.4	94.4	-	94.4
General and administrative expenses	4.9	2.3	0.5	7.7	4.5	12.2
Income from equity investments	-	3.3	-	3.3	-	3.3
Interest expense, net	-	-	-	-	85.4	85.4
Income tax expense	-	-	-	-	14.6	14.6
Adjusted EBITDA	252.1	194.2	42.7	489.0
Capital expenditures	95.8	3.6	10.0	109.4

	Gathering	Processing and Storage	Terminaling and Export	Total Reportable Segments	Interest and Other	Consolidated
(in millions)
For the Three Months Ended September 30, 2023
Revenues and other income	$197.5	$133.2	$32.4	$363.1	$-	$363.1
Operating and maintenance expenses (exclusive of depreciation shown separately below)	52.5	26.7	10.2	89.4	-	89.4
Depreciation expense	28.9	14.5	4.3	47.7	-	47.7
General and administrative expenses	2.5	1.2	0.3	4.0	2.0	6.0
Income from equity investments	-	2.0	-	2.0	-	2.0
Interest expense, net	-	-	-	-	45.8	45.8
Income tax expense	-	-	-	-	11.4	11.4
Adjusted EBITDA	142.5	107.3	21.9	271.7
Capital expenditures	60.3	4.2	-	64.5

	Gathering	Processing and Storage	Terminaling and Export	Total Reportable Segments	Interest and Other	Consolidated
(in millions)
For the Nine Months Ended September 30, 2023
Revenues and other income	$536.7	$370.4	$85.0	$992.1	$-	$992.1
Operating and maintenance expenses (exclusive of depreciation shown separately below)	134.7	70.7	19.6	225.0	-	225.0
Depreciation expense	85.9	43.5	12.7	142.1	-	142.1
General and administrative expenses	7.4	3.5	0.8	11.7	6.5	18.2
Income from equity investments	-	5.3	-	5.3	-	5.3
Interest expense, net	-	-	-	-	131.2	131.2
Income tax expense	-	-	-	-	26.0	26.0
Adjusted EBITDA	394.6	301.5	64.6	760.7
Capital expenditures	156.1	7.8	10.0	173.9

The following tables presents a reconciliation of reportable segment Adjusted EBITDA to income before income tax expense:

(in millions)	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Reconciliation of reportable segment Adjusted EBITDA to income before income tax expense:
Total reportable segment Adjusted EBITDA	$276.7	$240.2
Less:
Depreciation expense	49.8	47.4
Unallocated general and administrative expenses	2.2	2.5
Interest expense, net	48.5	41.6
Income before income tax expense	$176.2	$148.7

(in millions)	Three Months Ended June 30, 2023	Six Months Ended June 30, 2023
Reconciliation of reportable segment Adjusted EBITDA to income before income tax expense:
Total reportable segment Adjusted EBITDA	$248.8	$489.0
Less:
Depreciation expense	47.0	94.4
Unallocated general and administrative expenses	2.0	4.5
Interest expense, net	43.8	85.4
Income before income tax expense	$156.0	$304.7

(in millions)	Three Months Ended September 30, 2023	Nine Months Ended September 30, 2023
Reconciliation of reportable segment Adjusted EBITDA to income before income tax expense:
Total reportable segment Adjusted EBITDA	$271.7	$760.7
Less:
Depreciation expense	47.7	142.1
Unallocated general and administrative expenses	2.0	6.5
Interest expense, net	45.8	131.2
Income before income tax expense	$176.2	$480.9